                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                      Arabian American Development Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                      ARABIAN AMERICAN DEVELOPMENT COMPANY
                   10830 NORTH CENTRAL EXPRESSWAY, SUITE 175
                              DALLAS, TEXAS 75231

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 29, 2001

To the Stockholders of ARABIAN AMERICAN DEVELOPMENT COMPANY

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Arabian American Development Company (the "Company"), a Delaware corporation, will be held on Tuesday, May 29, 2001, at 10:00 a.m., Dallas time, in The Park Room at Holiday Inn Dallas Central, 10650 North Central Expressway, Dallas, Texas 75231, for the following purposes:

          1. Electing four (4) directors to serve until the next annual meeting of stockholders and until their respective successors shall have been elected and qualified.

          2. Transacting such other business as may properly come before the meeting or any adjournment(s) thereof.

     Information regarding the matters to be acted upon at the annual meeting is contained in the Proxy Statement attached to this Notice.

     Only stockholders of record at the close of business on March 30, 2001 are entitled to notice of, or to vote at, such meeting or any adjournment(s) thereof. A complete list of the stockholders entitled to vote at the meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of 10 days prior to the meeting at the corporate offices of the Company, 10830 North Central Expressway, Suite 175, Dallas, Texas.

                                            By Order of the Board of Directors

                                            DREW WILSON, JR., Secretary

Dallas, Texas
April 16, 2001

                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 29, 2001

                            SOLICITATION OF PROXIES

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Arabian American Development Company (the "Company") for use at the annual meeting of stockholders of the Company to be held at Dallas, Texas, on May 29, 2001, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Solicitation of proxies may be made in person or by mail, telephone or telegram by directors, officers and employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse the forwarding expense. All reasonable costs of preparing, printing, assembling and mailing the form of proxy and the material used in the solicitation thereof and all clerical and other expenses of solicitation will be paid by the Company. The approximate date on which this Proxy Statement and form of proxy will be first sent to stockholders is April 20, 2001.

                                 ANNUAL REPORT

     The Annual Report to Stockholders, covering the fiscal year ended December 31, 2000, is enclosed herewith. The Annual Report does not form any part of the material for solicitation of proxies.

                           OUTSTANDING CAPITAL STOCK

     The close of business on March 30, 2001, is the record date for determination of stockholders entitled to notice of, and to vote at, the meeting. The stock transfer books will not be closed. At the record date, there were outstanding and entitled to be voted 22,788,994 shares of the Common Stock, $.10 par value, of the Company.

     The following table sets forth, as of March 30, 2001, information as to the beneficial ownership of the Company's Common Stock by each person known by the Company to beneficially own more than 5% of the Company's outstanding Common Stock, by each of the Company's executive officers named in the Summary Compensation Table set forth below and by all directors and executive officers of the Company as a group.

                                                                 SHARES
NAME AND ADDRESS                                              BENEFICIALLY   PERCENT
OF BENEFICIAL OWNER                                             OWNED(1)     OF CLASS
-------------------                                           ------------   --------
Harb S. Al Zuhair...........................................   1,300,000        5.7%
P.O. Box 3750
Riyadh, Saudi Arabia
Fahad Mohammed Saleh Al-Athel...............................   3,370,000       14.8%
P.O. Box 61659
Riyadh, Saudi Arabia
Prince Talal Bin Abdul Aziz.................................   1,500,000        6.6%
P.O. Box 930
Riyadh, Saudi Arabia
Mohammad Salem Ben Mahfouz..................................   1,500,000        6.6%
c/o National Commercial Bank
Jeddah, Saudi Arabia
Hatem El-Khalidi............................................     556,000(2)     2.4%
10830 North Central Expressway
Suite 175
Dallas, Texas 75231
Estate of Kamal Adham.......................................   1,328,000        5.8%
P.O. Box 1528
Jeddah, Saudi Arabia
All directors and executive officers as a group (6
  person)...................................................     713,150(3)     3.1%

---------------

(1) Unless otherwise indicated, to the knowledge of the Company, all shares are owned directly and the owner has sole voting and investment power.

(2) Includes 425,000 shares which Mr. El-Khalidi has the right to acquire through the exercise of presently exercisable stock options. Excludes 385,000 shares owned by Ingrid El-Khalidi, Mr. El-Khalidi's wife, and 443,000 shares owned by relatives of Hatem El-Khalidi.

(3) Includes 497,000 shares which certain directors and executive officers have the right to acquire through the exercise of stock options or other rights exercisable presently or within 60 days. Excludes 385,000 shares owned by Ingrid El-Khalidi, the wife of Hatem El-Khalidi, the President, Chief Executive Officer and a director of the Company, and 443,000 shares owned by relatives of Hatem El-Khalidi.

     Based on its stock ownership records, the Company believes that, as of March 30, 2001, Saudi Arabian stockholders currently hold approximately 62% of the Company's outstanding Common Stock, without giving effect to the exercise of presently exercisable stock options held by certain of such stockholders. Accordingly, if all or any substantial part of the Saudi Arabian stockholders were considered as a group, they could be deemed to "control" the Company as that term is defined in regulations promulgated by the Securities and Exchange Commission. Although they have orally waived their rights, certain of the Company's Saudi Arabian stockholders are parties to written agreements providing them with the right to purchase their proportionate share of additional shares sold by the Company.

     The management of the Company has welcomed the substantial stock investment by its Saudi stockholders. Saudi investors have contributed vitally needed capital to the Company since 1974. Whether the Company's Saudi stockholders will be a continuing source of future capital is not known at this time. In confronting the need for additional funds, management of the Company will follow the policy of considering all potential sources consistent with prudent business practice and the best interests of all its stockholders. In the course of considering methods of future financing and other matters relating to the operations of the Company, management of the Company anticipates that in the ordinary course of business it will receive recommendations and suggestions from its principal stockholders.

                              REVOCATION OF PROXY

     The giving of a proxy does not preclude the right to vote in person should the person giving the proxy so desire, and the person giving the proxy has the power to revoke the same, at any time before it has been exercised, by notice in writing to the Secretary of the Company.

                                 QUORUM; VOTING

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock of the Company entitled to vote is necessary to constitute a quorum at the meeting. If a quorum is not present or represented at the meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. Abstentions and broker non-votes are counted in determining the presence of a quorum.

     On all matters submitted to a vote at the meeting, or any adjournment(s) thereof, each holder of Common Stock of the Company will be entitled to one vote, in person or by proxy, for each share of such stock owned of record at the close of business on March 30, 2001. Cumulative voting for directors is not permitted. Directors will be elected by plurality vote at the meeting, and the four (4) persons receiving the greatest number of votes at the meeting will be elected as the directors of the Company. Neither abstentions nor broker non-votes will affect the outcome of the election.

                       ACTION TO BE TAKEN UNDER THE PROXY

     Proxies in the accompanying form which are properly executed and returned will be voted at the meeting and any adjournment(s) thereof and will be voted, unless the giver thereof specifies otherwise, (1) for the election of the four
(4) persons named in the next succeeding table as nominees for election as directors of the Company to serve until the next annual meeting of stockholders and until their respective successors shall have been elected and qualified; and
(2) in the transaction of such other business as may properly come before the meeting or any adjournment(s) thereof.

     Should any nominee named herein for the office of director become unwilling to accept nomination or election, it is intended that the persons acting under the proxy will vote for the election, in his stead, of such other person as the management of the Company may recommend. Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. Management knows of no matters, other than the foregoing, to be presented for consideration at the meeting. If, however, any other matters properly come before the meeting or any adjournment(s) thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

                       NOMINEES FOR ELECTION AS DIRECTORS

     Four (4) directors will be elected at the annual meeting. Each director elected will serve until his successor has been elected and qualified. The four
(4) persons named below are management's nominees for election as directors. Each nominee named below is presently a director of the Company and has served as such since the date of election indicated. In connection with an increase in the number of positions on the Board of Directors in 1993, at the request of Sheik Fahad Al-Athel, the Company appointed Mohammed O. Al-Omair, who had served as a director of the Company from November 1989 to March 1991, to fill one of the newly-created vacancies. Further information with respect to each nominee is set forth in the following table:

                                                                           SHARES OF
                                                                        COMMON STOCK OF
                                                                          THE COMPANY
                                                                       OWNED BENEFICIALLY
NAME; BUSINESS EXPERIENCE;                                 DATE OF        AT MARCH 30,      PERCENT
OTHER DIRECTORSHIPS                                 AGE    ELECTION         2001(1)         OF CLASS
--------------------------                          ---   ----------   ------------------   --------
John A. Crichton..................................  84      May 1967         17,650(2)          *
  Chairman of the Board of the Company since 1967;
  Chief Executive Officer of the Company from 1967
  to February 1994; President, Crichton & Co.
  (petroleum and mining consulting and management,
  Dallas, Texas)
Hatem El-Khalidi..................................  76    April 1968        556,000(3)        2.4%
  President of the Company since 1975; prior to
  1975 Vice President of the Company; Chief
  Executive Officer of the Company since February
  1994
Mohammed O. Al-Omair..............................  57      May 1993         35,000(4)          *
  (Executive Vice President, Saudi Fal Group of
  Companies, Riyadh, Saudi Arabia since 1985
  (investments); President, Advanced Systems Ltd.,
  Riyadh, Saudi Arabia since 1985 (mainframe
  computers)
Ghazi Sultan......................................  64    Sept. 1993         35,000(5)          *
  Chairman, Sultan Group of Companies, Jeddah,
  Saudi Arabia since 1987 (investments and marble
  mining); Director General, Safwah Company,
  Jeddah, Saudi Arabia since 1987 (investments);
  Deputy Minister of Petroleum and Mineral
  Resources of the Kingdom of Saudi Arabia
  1966-1987

---------------

 *  Less than 1%

(1) Unless otherwise indicated, all shares are owned directly and the owner has sole voting and investment power.

(2) Includes 17,000 shares which Mr. Crichton has the right to acquire through the exercise of presently exercisable stock options.

(3) Includes 425,000 shares which Mr. El-Khalidi has the right to acquire through the exercise of presently exercisable stock options. Excludes 385,000 shares owned by Ingrid El-Khalidi, Mr. El-Khalidi's wife, and 443,000 shares owned by relatives of Hatem El-Khalidi.

(4) Includes 10,000 shares which Mr. Al-Omair has the right to acquire through the exercise of a presently exercisable stock option.

(5) Includes 10,000 shares which Mr. Sultan has the right to acquire through the exercise of a presently exercisable stock option.

     The Board of Directors of the Company has an Audit Committee which is currently composed of Messrs. Mohammed O. Al-Omair, Ghazi Sultan and Hatem El-Khalidi. The Audit Committee held one meeting during 2000. The functions performed by the Audit Committee include (i) recommending the selection and approval of an independent auditing firm each year, (ii) reviewing and approving the scope and performance of the annual audit of the Company and (iii) periodically interviewing the Company's independent public accountants in order to review the results of the audit and to analyze the strengths and weaknesses of the Company's financial staff and systems and the adequacy of its internal controls.

     The current members of the Compensation Committee of the Board are Messrs. Mohammed O. Al-Omair and Ghazi Sultan. The Compensation Committee held two meetings during 2000. The functions performed by the Compensation Committee include (i) periodically reviewing the compensation paid to executive officers and key employees of the Company and making recommendations to the Board of Directors concerning such compensation and (ii) administering the Company's Stock Option Plan.

     The Board of Directors of the Company has an Executive Committee comprised of three directors, Messrs. El Khalidi, Al-Omair and Sultan. The Executive Committee held no meetings during 2000. The Executive Committee is primarily responsible for overseeing and managing the planning and construction of the Al Masane mining project in Saudi Arabia.

     The Company's Board of Directors held three meetings during 2000. Each director attended during the year (or the part of the year that he served as a director or a member of a committee) at least 75% of the aggregate of (i) the total number of meetings held by the Board and (ii) the total number of meetings held by all committees on which he served.

                               EXECUTIVE OFFICERS

     Each executive officer of the Company serves for a term extending until his successor is elected and qualified. The current executive officers of the Company are John A. Crichton, Chairman of the Board, Hatem El-Khalidi, President and Chief Executive Officer, Drew Wilson, Jr., Secretary and Treasurer, and Nicholas N. Carter, President of Texas Oil and Chemical Co. II, Inc., a wholly-owned subsidiary of the Company ("TOCCO"). Mr. Crichton and Mr. El-Khalidi also serve as directors of the Company. Information concerning Messrs. Crichton and El-Khalidi is set forth under "Nominees for Election as Directors." Mr. Wilson is 67 years old and is a certified public accountant. Mr. Wilson has served as Secretary and Treasurer of the Company since November 1986, and has worked as an independent public accountant since 1975. Mr. Carter, who is 54 years old, has been President of TOCCO and its subsidiaries since 1987, prior to which time he served from October 1983 as Treasurer and Controller of those companies. Mr. Carter has been employed by TOCCO and its subsidiaries since 1977.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the best of the Company's knowledge, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

     The following information summarizes annual compensation for services in all capacities to the Company for the fiscal years ended December 31, 2000, 1999 and 1998 of the Chief Executive Officer and the other four most highly compensated executive officers of the Company:

                           SUMMARY COMPENSATION TABLE

                                                                         RESTRICTED   SECURITIES   LONG-TERM
                                                          OTHER ANNUAL     STOCK      UNDERLYING   INCENTIVE     ALL OTHER
NAME AND                              SALARY     BONUS    COMPENSATION    AWARD(S)     OPTIONS/       PLAN      COMPENSATION
PRINCIPAL POSITION(1)          YEAR   ($)(2)      ($)         ($)           ($)        SARS(#)     PAYOUTS($)      ($)(3)
---------------------          ----   -------   -------   ------------   ----------   ----------   ----------   ------------
Hatem El-Khalidi,              2000   $72,000        --        --            --           --           --          $8,000
  President and Chief          1999   $72,000        --        --            --           --           --          $8,000
  Executive Officer            1998   $72,000        --        --            --           --           --          $8,000
Nicholas N. Carter             2000   $83,769   $40,500        --            --           --           --              --
  President, Texas Oil and     1999   $84,500   $56,500        --            --           --           --              --
  Chemical Co.                 1998   $84,500   $54,021        --            --           --           --              --

---------------

(1) Except for Mr. Carter, no executive officer of the Company had total annual salary and bonus in excess of $100,000 during the fiscal year ended December 31, 2000.

(2) Includes $40,064, $38,004 and $44,904 compensation for the fiscal years ended December 31, 1998, December 31, 1999 and December 31, 2000, respectively, that was deferred at the election of Mr. El-Khalidi. All present deferred compensation owing to Mr. El-Khalidi aggregating $589,489 is considered, and future deferred compensation owing to Mr. El-Khalidi, if any, will be considered, a demand obligation payable to Mr. El-Khalidi.

(3) Includes $8,000 in termination benefits for each of the fiscal years ended December 31, 1998, December 31, 1999 and December 31, 2000, respectively, that was accrued for Mr. El-Khalidi in accordance with Saudi Arabian employment laws.

     In accordance with Saudi Arabian employment laws, the Company is required to accrue termination benefits for Mr. El-Khalidi. The amount accrued for the benefit of Mr. El-Khalidi is based on the number of years of service and compensation. Accrued benefits are payable upon termination of employment.

     The Company has engaged in other transactions and entered into other arrangements, directly or indirectly, with its officers and directors, the primary purpose of certain of which was to provide additional compensation to such persons. See "Other Matters."

     The Company is authorized to pay its non-employee directors a fee of $200 for each Board meeting and $100 for each committee meeting which they attend, in addition to reimbursing them for expenses incurred in connection with their attendance.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table shows information concerning the exercise of stock options during the fiscal year ended December 31, 2000 by the executive officers named in the Summary Compensation Table and the estimated value of unexercised options held by such individuals at year-end:

                                                                          NUMBER OF
                                                                         SECURITIES         VALUE OF
                                                                         UNDERLYING        UNEXERCISED
                                                                         UNEXERCISED      IN-THE-MONEY
                                                                       OPTIONS/SARS AT   OPTIONS/SARS AT
                                            SHARES                        FY-END(#)      FY-END ($) (1)
                                         ACQUIRED ON       VALUE        EXERCISABLE/      EXERCISABLE/
NAME                                     EXERCISE(#)    REALIZED($)     UNEXERCISABLE     UNEXERCISABLE
----                                     ------------   ------------   ---------------   ---------------
Hatem El-Khalidi.......................       0              0            425,000/0           $0/0
Nicholas N. Carter.....................       0              0             10,000/0           $0/0

---------------

(1) Based on the closing price of $.31 of the Company's Common Stock on the OTC Bulletin Board on December 29, 2000.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors is composed entirely of independent outside directors. The Board of Directors has delegated to the Compensation Committee the authority to review, consider and determine the compensation of the Company's executive officers and key employees. The Compensation Committee also sets overall compensation policies for the Company and its wholly owned subsidiaries.

COMPONENTS OF EXECUTIVE COMPENSATION

     The Company has purposely limited the components in the compensation program for executive officers to base salary, bonus and stock options. In addition to these components, there are several standard benefit plans available to all employees of South Hampton Refining Company, a wholly-owned subsidiary of TOCCO ("South Hampton").

BASE SALARY

     In determining base salary for the Company's executive officers, including the Chief Executive Officer, the Compensation Committee takes into account the responsibilities being undertaken by and the experience of an executive, in addition to various confidential and/or subjective considerations. The Compensation Committee also takes into consideration the fact that the Company does not maintain a pension plan, a restricted stock plan, a supplemental retirement benefit plan, a retirees' health plan, a short-term disability insurance plan, a group health plan, a group life insurance plan, a long-term disability insurance plan or Section 401(k) plan.

     The Board of Directors, at its May 16, 2000 regular meeting, upon recommendation of the Compensation Committee, approved the base salaries for those named executive officers whose compensation is detailed in this Proxy Statement. In addition to various confidential and/or subjective factors, the Compensation Committee took into consideration the longevity of the named executive officer's service to the Company as well as an assessment of his individual performance. With regard to those executives whose compensation is detailed in this Proxy Statement, the Compensation Committee also considered, in no particular order and with no particular weight, such factors as overall success of the Company in meeting its annual objectives; managing to or bettering annual operating and capital budgets; undertaking new responsibilities; maintaining proper financial, budgetary, legal and procedural controls; and the executive's contribution to the overall governance and management of the Company. The Compensation Committee did not establish the relative importance of each factor.

     The Company's policy on compensation attempts to show consistent application for all executive officers, with variations given to differences in the level of responsibility for certain areas of corporate management, or in the nature of the functions performed by particular individuals. The goals of the compensation program include creating a relationship between business objectives and performance, which will encourage the creation of value for stockholders. Pursuit of such goals requires the establishment of compensation policies which will enable the Company to attract, retain and reward executive officers who can effectively contribute to the long-term success of the Company. No particular attempt is made to differentiate the Chief Executive Officer for compensation purposes. The Compensation Committee views the Chief Executive Officer as one member of the senior management team and applies compensation criteria evenly among them.

BONUS

     Employees of South Hampton have an opportunity to earn an annual bonus based entirely upon the performance of the refinery. A bonus is awarded based upon the refinery's financial performance. If minimum performance levels have not been achieved, no bonus is earned. As a result of South Hampton's financial performance during 2000, Mr. Carter was awarded the bonus set forth in the Summary Compensation Table.

STOCK OPTIONS

     The Compensation Committee believes that the purpose of stock options for executive officers is to align their interests with those of the stockholders of the Company and to create stockholder value. The Compensation Committee believes that option grants will serve as a performance incentive to the executive officers.

     In 2000, the Compensation Committee did not make use of the Company's Stock Option Plan as an incentive to the named executive officers.

     While the value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of its Common Stock at any particular point in time, the decision as to whether this value will be realized in any particular year is primarily determined by each individual executive. Accordingly, in analyzing annual compensation levels, the Compensation Committee does not consider gains realized during any particular year by any executive officer as a result of individual decisions to exercise stock options received in previous years.

CEO COMPENSATION

     Mr. El-Khalidi's base salary has remained unchanged for several years. The Compensation Committee did not award Mr. El-Khalidi any bonus or stock options during 2000.

                                            Respectfully submitted,

                                            COMPENSATION COMMITTEE

                                            Mohammed O. Al-Omair, Chairman
                                            Ghazi Sultan

                             AUDIT COMMITTEE REPORT

     The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2000. Management of the Company has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

     The Audit Committee has reviewed and discussed with management the Company's audited financial statements. The Audit Committee has discussed with Grant Thornton LLP, the Company's independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication With Audit Committees. The Audit Committee also has received from Grant Thornton LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, which relates to the accountant's independence from the Company and its related entities, and has discussed with them their independence from the Company. The Audit Committee has considered whether Grant Thornton LLP's provision of non-audit services to the Company is compatible with maintaining its independence.

     The Audit Committee acts pursuant to the Audit Committee Charter, a copy of which is attached as Appendix A to this Proxy Statement. Each of the members of the Audit Committee, other than Mr. El-Khalidi, qualifies as an "independent" director under the current NASD listing standards.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors, and the Board of Directors approved, that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                            Respectfully submitted,

                                            AUDIT COMMITTEE

                                            Ghazi Sultan, Chairman
                                            Mohammed O. Al-Omair
                                            Hatem El-Khalidi

                               PERFORMANCE GRAPH

     The following graph compares the annual cumulative total stockholder return on an investment of $100 on December 31, 1995 in the Company's Common Stock, based on the market price of the Common Stock and assuming reinvestment of dividends, with the cumulative total return of a similar investment in companies on the CRSP Total Return Index for The Nasdaq Stock Market (US) and the Nasdaq Non-Financial Stocks Index. The historical stock price performances shown on the graph are not necessarily indicative of future price performance.

                              [PERFORMANCE GRAPH]

----------------------------------------------------------------------------------------------------------------
                                     12/31/95     12/31/96     12/31/97     12/31/98     12/31/99     12/31/00
----------------------------------------------------------------------------------------------------------------
 Arabian American Development
  Company                              100          261          384          169          119           38
 CRSP Total Return Index for The
  Nasdaq Stock Market (US)             100          123          151          213          395          238
 Nasdaq Non-Financial Stocks           100          121          142          209          409          238

                                 OTHER MATTERS

     The Company directly owns approximately 51% of the outstanding capital stock of Pioche-Ely Valley Mines, Inc. ("Pioche"), a company that owns a mill and 128 inactive mining claims covering approximately 3,500 acres located in southeast Nevada. Mr. John A. Crichton is currently a director and President of Pioche, and Mr. Hatem El-Khalidi is currently a director and Executive Vice President of Pioche. The Company is providing the funds necessary to cover the Pioche operations. During 2000 and 1999, the Company made payments of approximately $22,900 and $22,100, respectively, for such purposes. As partial consideration for the forgiveness of indebtedness, in July 1990 Pioche granted the Company an option to purchase an additional 720,000 shares of its Common Stock at an exercise price of $.20 per share, which option is exercisable until June 1, 2002. As of December 31, 2000, Pioche owed the Company $177,057 as a result of advances made by the Company. The indebtedness bears no interest.

     Pursuant to a sharing arrangement, the Company and its subsidiaries share personnel, office space and other overhead expenses in Dallas, Texas with a company wholly-owned by Mr. John A. Crichton, Chairman of the Board of the Company. Monthly rental on the office space is approximately $2,100. The Company pays $1,100 per month for rent and $880 per month for personnel and other overhead expenses pursuant to such arrangement.

     During 2000, South Hampton incurred product transportation costs of approximately $391,000 with Silsbee Trading and Transportation Corp. ("STTC"), a private trucking and transportation carrier in which Nicholas N. Carter, the President of TOCCO, and Richard Crain, Vice President of TOCCO, each have a 50% equity interest. Pursuant to a lease agreement, South Hampton leases transportation equipment from STTC at a rate of approximately $34,500 per month, subject to adjustment. Under the lease arrangement, STTC provides the transportation equipment and all normal maintenance on such equipment and South Hampton provides the drivers, fuel, management of transportation operations and insurance on the transportation equipment. Approximately 95% of STTC's income will be derived from such lease arrangement. The Company believes that the terms of the lease arrangement are no less favorable in any material respect than those which could be obtained from an unaffiliated third party. The lease agreement is currently operating on a month-to-month basis while renewal options are being evaluated.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Upon recommendation of the Audit Committee, the Company has selected Grant Thornton LLP to audit and report on the financial statements of the Company for the current fiscal year. The Company paid Grant Thornton LLP $64,000 in fees for the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year. The Company did not pay Grant Thornton LLP any other fees during the most recent fiscal year. Representatives of Grant Thornton LLP are expected to be present at the annual meeting with an opportunity to make a statement if they so desire, and they are expected to be available to respond to appropriate questions.

                            STOCKHOLDERS' PROPOSALS

     A stockholder who intends to have a proposal considered for inclusion in the Company's proxy materials for presentation at the 2002 annual meeting of stockholders, which is currently scheduled for May 17, 2002, must submit the proposal to the Company at its principal executive office no later than December 5, 2001. Any such proposal must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission. A stockholder who intends to present a proposal at the 2002 annual meeting of stockholders without inclusion of such proposal in the Company's proxy materials is required to provide notice of such proposal to the Company at its principal executive office no later than February 18, 2002. If the stockholder does not comply with the requirements of applicable rules of the Securities and Exchange Commission, the Company may exercise discretionary voting authority granted under any proxy which is executed and returned to the Company on any matter that may properly come before the 2002 annual meeting of stockholders.

     At the date of this Proxy Statement, management of the Company is not aware that any matters not referred to in this Proxy Statement would be presented for action at the Annual Meeting. If any other matters should come before the Annual Meeting or any adjournment(s) thereof, the persons named in the accompanying form of proxy will have discretionary authority to vote all proxies in accordance with their judgment, unless otherwise restricted by law.

                                            By Order of the Board of Directors

                                            DREW WILSON, JR., Secretary

     THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000, UPON THE WRITTEN REQUEST OF ANY PERSON WHO WAS A STOCKHOLDER (OF RECORD OR BENEFICIALLY) AT THE CLOSE OF BUSINESS ON MARCH 30, 2001. REQUESTS FOR SUCH REPORT SHOULD BE DIRECTED TO THE COMPANY AT 10830 NORTH CENTRAL EXPRESSWAY, SUITE 175, DALLAS, TEXAS 75231,
ATTENTION: SECRETARY.

                                                                      APPENDIX A

                      ARABIAN AMERICAN DEVELOPMENT COMPANY
                            AUDIT COMMITTEE CHARTER

ORGANIZATION

     There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member. All audit committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the audit committee, and at least one member shall have accounting or related financial management expertise as required by the rules of any stock exchange.

STATEMENT OF POLICY

     The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, the investment community, and others relating to the accounting and reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the audit committee, directors, the independent auditors, the internal auditors, and the financial management of the corporation.

RESPONSIBILITIES

     In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the audit committee will:

     - Review the audit committee charter annually and update it when advisable.

     - Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its subsidiaries.

     - Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit of the financial statements for the current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditors.

     - Review with the independent auditors, the company's internal auditor and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

     - Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

     - Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     - Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

     - Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                      ARABIAN AMERICAN DEVELOPMENT COMPANY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                    P R O X Y

     The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of ARABIAN AMERICAN DEVELOPMENT COMPANY (the "Company") to be held on May 29, 2001, and the Proxy Statement in connection therewith, and
(2) appoints John A. Crichton and Hatem El-Khalidi, and each of them (acting jointly, or if only one be present, then by that one alone), his attorneys and proxies, with full power of substitution to each, to vote all shares of Common Stock of the Company of the undersigned at said meeting and at any adjournment thereof, as designated below.

    Please complete, date, sign and mail this Proxy promptly in the enclosed envelope. No postage is required for mailing in the United States.

                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

                      ARABIAN AMERICAN DEVELOPMENT COMPANY
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

[                                                                              ]

                                                  FOR   WITHHELD FOR ALL
1. Election of Directors, Nominees:               ALL      ALL   EXCEPT
   J.A. Crichton, H. El-Khalidi, M. O. Al-Omair,  [ ]      [ ]     [ ]   -------
   G. Sultan                                                             Nominee
                                                                        Exception





IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF. THIS PROXY WILL BE VOTED AS DIRECTED ABOVE.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.







                                                                                  IMPORTANT: You are encouraged to attend this
                                                                                  meeting in person, but if you cannot do so, please
                                                                                  complete, date and sign this Proxy and mail it
                                                                                  promptly in the enclosed return envelope.



                                                                                  SIGNATURE(S)                       DATE
                                                                                              -----------------------    -----------


                                                                                  SIGNATURE(S)                       DATE
                                                                                              -----------------------    -----------

IMPORTANT: Please date this Proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an agent, attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the Proxy should be signed by a duly authorized officer who should indicate his title. Please date, sign and mail this Proxy as soon as possible. No postage is required if mailed in the United States.